National Health Investors



Investor Update

May 6, 2024

NHI
NATIONAL HEALTH INVESTORS

Safe Harbor Statement

These slides and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; risks associated with pandemics, epidemics or outbreaks, such as the COVID-19 pandemic; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2023 and under the heading “Risk Factors” in Item 1A in our Form 10-Q for the quarter ended March 31, 2024.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company’s quarterly supplementals which can be found on our website at www.nhireit.com, and in quarterly Form 10-Q filings and annual Form 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.



Overview of First Quarter 2024

Summary of Quarterly Financial Results

(in thousands except per share and percentages)	Q1 2023	Q4 2023	Q1 2024
Net Income per share	$0.79	$0.74	$0.71
NAREIT FFO per share	$1.16	$1.09	$1.10
Normalized FFO per share	$1.11	$1.09	$1.12
Funds Available for Distribution (FAD)	$47,739	$47,347	$50,975
Diluted shares outstanding	43,391	43,389	43,425
FAD Payout Ratio	81.8%	82.5%	76.6%
SHOP NOI	$1,901	$2,888	$2,942
SHOP NOI Margin	16.2%	22.3%	22.2%



Key Operating and Balance Sheet Highlights

Real Estate Investments

- Lease revenue excluding straight-line, lease amortization, and escrow reimbursement revenue of $60.5 million compares to $60.9 million in the prior year period and $57.7 million in Q4 2023. The prior year period included $2.5 million of non-cash revenue related to a reduction in Bickford's deferral balance following the acquisition of a property in Virginia. Excluding this item, lease revenue increased by $2.1 million in Q1 2024 compared to Q1 2023;
- Deferral repayments of $2.3 million compared to $0.7 million in the prior year period and $2.0 million in Q4 2023. The Q1 2024 repayments of $2.3 million include $1.8 million from tenants on the cash-basis of accounting;
- Lease revenue for the quarter included approximately $3.0 million in percentage rent (including $1.7 million related the 2023 annual adjustment) compared to $1.6 million in Q1 2023 driven by strong revenue growth in the NHC portfolio;
- There were no rent concessions during Q1 2024; and
- Bickford's annual base rent was reset from $31.4 million to $34.5 million effective April 1, 2024. Bickford's deferral repayments will continue to be tied to revenue performance.

Senior Housing Operating Portfolio (SHOP)

- Q1 2024 NOI of $2.9 million increased 54.8% compared to the prior year period and 1.8% sequentially;
- NOI margin of 22.2% improved 600 bps compared to the prior year period and declined 10 bps sequentially;
- Average Q1 2024 occupancy of 85.3% increased 1,010 bps year-over-year and 210 bps sequentially; and
- RevPOR of $2,988 was flat year-over-year and decreased 0.2% sequentially driven by continued use of move-in incentives

Balance Sheet

- Net Debt to Adjusted EBITDA at an annualized 4.4x remains within NHI's target range of 4.0x – 5.0x;
- Liquidity of over $950 million at March 31st includes $452 million of available revolver capacity and $500 million on the ATM; and
- Minimal 2024 debt maturities include $75 million in private placement notes due September 30, 2024.

Portfolio Activity

- During February 2024, NHI funded a $15 million mortgage loan to Carriage Crossing Senior Living on an 80-unit senior housing community in Bloomington, IL. The loan has a 5-year term and bears interest at 8.75%. NHI has a purchase option after two years;
- The Company has created a $25 million capex program to invest in existing owned real estate. To date, $19 million has been committed at an average initial yield of more than 8.0%; and
- Subsequent to the end of the first quarter of 2024, NHI disposed of two properties for net cash proceeds of approximately $4.6 million. The properties were previously operated by Senior Living Management and contributed approximately $0.1 million to Q1 2024 lease revenue.

Updated 2024 Guidance

NHI NATIONAL HEALTH INVESTORS®

2024 Guidance Increased

(in millions except per share amounts)	As of Feb-24 *Midpoint*	As of May-24 *Midpoint*
Net income attributable to common stockholders	**$ 127.7**	**$ 129.3**
Adjustments to NAREIT Funds From Operations (FFO)		
Depreciation (net) [1]	66.8	66.9
Gains on sales (net) and impairments of real estate	(6.0)	(5.6)
NAREIT FFO	**$ 188.5**	**$ 190.6**
Adjustments to Normalized Funds From Operations (NFFO)		
Non-cash write-offs of straight-line receivable	0.0	0.8
NFFO	**$ 188.5**	**$ 191.4**
Adjustments to Funds Available for Distribution (FAD)		
Straight-line revenue (net) [1] and lease incentive amortizations	(0.2)	1.1
Equity method investment adjustments	(2.1)	(1.8)
Equity method investment non-refundable fees received	1.3	1.3
Non-cash stock-based compensation	4.0	4.2
SHOP [1] and equity method investment recurring capital expenditures	(2.3)	(2.3)
Other [2]	3.6	4.1
FAD	**$ 192.7**	**$ 198.0**
Weighted average diluted common shares	43.4	43.5
NAREIT FFO per diluted common share	$ 4.34	$ 4.39
NFFO per diluted common share	$ 4.34	$ 4.40

[1] Net of amounts attributable to non-controlling interests

[2] Includes changes in credit loss reserves, non-real estate deprecation (net) and amortizations associated with debt facilities

2024 Guidance Assumptions & Considerations

NHI's 2024 annual guidance includes the following assumptions:

- Continued rent concessions, asset dispositions and loan repayments;
- Continued fulfillment of existing commitments;
- SHOP NOI growth in a range of 25% - 30%;
- Continued collection of deferred rents; and
- No incremental benefit from unidentified acquisitions.

In addition to the assumptions listed above, NHI's guidance range is based on several other assumptions, many of which are outside the Company's control and all of which are subject to change. The guidance range may change if actual results vary from these assumptions.



Investment Overview

1	2	3	4
Optimization Creates Multiple Avenues for Organic Growth	**Significant Organic Growth in SHOP Platform**	**Financial Strength Positions NHI for External Growth**	**Strong Industry Dynamics Support Long Term Growth**
• Improving operator performance driving stronger EBITDARM coverage • Lease resets and deferral repayments adding to solid organic growth • Capex program supports organic growth and adds value to owned real estate	• Significant upside opportunity as SHOP performance starts improving • Expect 2024 NOI growth in a range of 25% - 30% • Mid-30% NOI margin continues to be long-term target	• Leverage profile well within target range at 4.4x • Significant capacity currently at over $970 million through the revolver and ATM • Pipeline of greater than $300 million with an average initial yield more than 8.0%	• Supply of senior housing inventory is growing at less than 1.5% and slowing as new starts are more than 50% below historical average • Demand is surging as 85+ population growing at 4.5% through 2030









1

Optimization Creates Stronger Portfolio

NATIONAL HEALTH INVESTORS

EBITDARM Coverage Improvement

Coverage across all NHI asset classes experienced sequential improvement for the trailing twelve months (TTM) through 4Q 2023. Need Driven Senior Housing EBITDARM coverage continues to show improvement reflecting the dispositions, rent restructurings and improving fundamentals.

Senior Housing - Need Driven

- Coverage of 1.35x in the TTM ended 4Q 2023 improved 24 bps from 4Q 2022 at 1.11x and 4 bps from 3Q 2023 at 1.31x
- Bickford coverage improved sequentially to 1.58x from 1.52x in the prior period. On a pro forma basis to include the April 2024 rent increase, coverage was a still healthy 1.37x for the TTM ended 4Q 2023
- Excluding Bickford, Need Driven portfolio coverage improved sequentially to 1.16x from 1.13x in the prior period and has improved for nine straight quarters and represents the highest coverage since the TTM ended 4Q 2019

Senior Housing – Discretionary

- Coverage of 1.54x improved 13 bps sequentially bolstered by NHI's largest tenant, SLC, which showed a 9-bps sequential improvement to 1.48x
- Discretionary ex. SLC largely represents coverage for our other entrance fee operators which have proven resilient throughout the pandemic and increased 25-bps sequentially to 1.63x on strong entrance fee sales

Skilled Nursing

- Anchored by NHC and ENSG, NHI's SNF coverage continues to be very healthy at 2.82x, up from 2.72x in the prior period

Trailing Twelve Month (TTM) EBITDARM Coverage

	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023
Senior Housing					
Properties	96	92	89	89	91
EBITDARM Coverage	1.22x	1.26x	1.32x	1.36x	1.45x
Senior Housing - Need Driven					
Properties	82	78	75	75	77
EBITDARM Coverage	1.11x	1.22x	1.26x	1.31x	1.35x
Bickford					
Properties	38	38	38	38	38
EBITDARM Coverage	1.26x	1.41x	1.45x	1.52x	1.58x
Need Driven ex. Bickford					
Properties	44	40	37	37	39
EBITDARM Coverage	1.00x	1.07x	1.09x	1.13x	1.16x
Senior Housing - Discretionary					
Properties	14	14	14	14	14
EBITDARM Coverage	1.34x	1.31x	1.38x	1.41x	1.54x
Senior Living Communities ("SLC")					
Properties	10	10	10	10	10
EBITDARM Coverage	1.17x	1.28x	1.31x	1.39x	1.48x
Discretionary ex. SLC					
Properties	5	5	5	5	5
EBITDARM Coverage	1.75x	1.34x	1.50x	1.38x	1.63x
Skilled Nursing					
Properties	68	68	68	68	68
EBITDARM Coverage	2.47x	2.47x	2.62x	2.72x	2.82x
Total					
Properties	165	161	158	158	160
EBITDARM Coverage	1.70x	1.75x	1.84x	1.91x	2.00x

1 Senior Housing - Need Driven Fundamentals Improving

NHI NATIONAL HEALTH INVESTORS

Senior Housing – Need Driven Main Optimization Focus

- The Senior Housing – Need Driven leased portfolio represents approximately 27% of annualized adjusted NOI including approximately 12% from the Bickford leased portfolio and 15% from other Need Driven operators. The majority of the optimization efforts have been focused on these tenants.
- **Dispositions:** Since 2021 through the end of 1Q 2024, NHI disposed of 44 underperforming senior housing properties at a cash NOI yield of 3.2% and EBITDARM coverage of 0.57x. At March 31, 2024, NHI had just one property held for sale.
- **Improving fundamentals**: As displayed in the charts below, Need Driven operators have substantially improved operating fundamentals resulting in improved occupancy, greater coverage, fewer deferrals and higher repayments.
- **Need Driven excluding Bickford**: EBITDARM coverage has improved significantly since bottoming in 2021 due to dispositions and improving operating fundamentals. Approximately $4.7 million from seven operators has been repaid to date. A balance of approximately $13.0 million is still outstanding.
- **Bickford**: Average quarterly 1Q 2024 occupancy of 85.9% increased 430 bps year-over-year and 70 bps sequentially. Bickford has repaid $4.0 million in cumulative deferrals including $1.5 million in 1Q 2024.

Dispositions *(dollars in thousands)*

Year	Properties	Net Proceeds	Implied Cash NOI Yield	EBITDARM Coverage
2021	19	$ 195,448		
2022	13	100,935		
2023	12	57,453		
Total	44	$ 353,835	3.2%	0.57x

See Appendix for complete disposition detail.



Need Driven excluding Bickford (dollars in '000s)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
0.79x
0.76x
0.76x
0.79x
0.87x
0.91x
0.96x
1.00x
1.07x
1.09x
1.13x
1.16x
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Deferrals
Repayments
Coverage



Bickford (dollars in '000s)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
77.0%
79.4%
82.3%
83.9%
83.5%
82.8%
84.6%
83.9%
81.6%
82.0%
84.2%
85.2%
85.9%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Repayments
Occupancy

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.
Deferrals exclude any incentives granted operators.

Occupancy represents average quarterly occupancy for the period specified.

1

Multiple Avenues for Organic Growth

(dollars in thousands)

NHI NATIONAL HEALTH INVESTORS

Rent Resets, Internal Investment, Repayments Fuel Organic Growth



- Bickford base rent increased from $31.4 million to $34.5 million effective April 1, 2024, and deferral repayments continue to be based on revenue targets. Next Bickford reset scheduled for April 2026 which further increases base rent. Other potential organic rental opportunities add to growth profile.
- The Company created a $25 million incremental investment to existing real estate at lease rates of 8.0% or greater. To date, $19 million has been committed at a weighted average yield of over 8.0%.
- As senior housing industry fundamentals have improved, the repayment of deferrals increased significantly during 2023 and 2024.
  - Approximately $22.9 million in net deferral balances are tied to improving facility-level revenue.
- At the end of Q1 2024, NHI had approximately $29.5 million in net deferrals which it expects to realize through repayments and other value-creating transactions.

DEFERRALS [1, 2, 7]	2020	2021	2022 [3]	1Q 23 [4]	2Q 23	3Q 23 [5]	4Q 23	2023	1Q 24	CUMULATIVE
Bickford	$ 3,750	$ 18,250	$ 1,000	$ (2,500)	$ -	$ -	$ -	$ (2,500)	$ -	$ 20,500
All Others	1,232	6,087	7,944	500	1,677	-	82	2,258	-	17,521
Total	$ 4,982	$ 24,337	$ 8,944	$ (2,000)	$ 1,677	$ -	$ 82	$ (242)	$ -	$ 38,021



REPAYMENTS [6]	2020	2021	2022	1Q 23	2Q 23	3Q 23	4Q 23	2023	1Q 24	CUMULATIVE
Bickford	$ -	$ -	$ 183	$ 200	$ 354	$ 765	$ 976	$ 2,295	$ 1,522	$ 4,000
All Others	-	87	546	458	358	1,501	1,043	3,360	747	4,740
Total	$ -	$ 87	$ 729	$ 658	$ 712	$ 2,266	$ 2,019	$ 5,655	$ 2,268	$ 8,739

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] 1Q 23 includes a $2.5 million credit to the Bickford deferral balance.
[5] 3Q 23 includes a $0.5 million credit to a senior housing operator deferral balance and $0.5 million in deferrals.
[6] Includes principal and interest repayments.
[7] Net deferrals of approximately $29.5 million include approximately $21.7 million related to tenants on the cash basis of accounting.

2

Senior Housing Operating Portfolio (SHOP) Opportunity

(dollars in thousands except RevPOR)

Significant Organic NOI Upside in SHOP as Fundamentals Continue to Improve

- **SHOP Upside**: NHI converted 15 former Holiday properties from triple-net to senior housing operating joint ventures effective April 1, 2022. Property operations experienced negative impacts from the pandemic as well as "transition trauma" resulting from 3 different management platforms within 12 months. NHI continues to believe that NOI margins return to the mid-30% range as community leadership matures, capital projects are completed, and industry fundamentals improve.
  - **Occupancy**: Q1 2024 occupancy improved 1,010 bps year-over-year and 210 bps sequentially to 85.3%; occupancy increased in each month during the first quarter with March 2024 average occupancy at 86.3%.
  - **RevPOR**: RevPOR growth is flat to down slightly on a year-over-year and sequential basis as management has strategically employed move-in incentives to drive occupancy growth.
  - **NOI**: Q1 2024 NOI increased 54.8% year-over-year to $2.9 million. The NOI margin improved by 600 bps year-over-year to 22.2%.

	2020	2021	Q1 2022 [1]	Q2 2022	Q3 2022	Q4 2022	2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2023	Q1 2024
Properties	15	15	15	15	15	15	15	15	15	15	15	15	15
Units	1,730	1,730	1,730	1,731	1,731	1,732	1,731	1,734	1,734	1,734	1,733	1,734	1,732
Occupancy	85.5 %	78.9 %	77.7 %	76.5 %	76.9 %	75.8 %	76.7 %	75.2 %	75.5 %	79.0 %	83.2 %	78.2 %	85.3%
RevPOR	$ 3,011	$ 3,020	$ 3,013	$ 3,018	$ 3,010	$ 2,994	$ 3,008	$ 2,989	$ 3,004	$ 3,010	$ 2,995	$ 2,999	$ 2,988
Resident Fees	$ 53,479	$ 49,469	$ 12,144	$ 11,992	$ 12,013	$ 11,791	$ 47,940	$ 11,700	$ 11,793	$ 12,367	$ 12,950	$ 48,809	$ 13,256
Operating Expenses	(27,033)	(28,898)	(7,604)	(8,513)	(8,639)	(9,253)	(34,010)	(9,215)	(9,094)	(9,428)	(9,416)	(37,153)	(9,668)
Management Fees	(2,674)	(2,473)	(607)	(600)	(600)	(589)	(2,396)	(584)	(588)	(616)	(645)	(2,434)	(646)
NOI	$ 23,772	$ 18,097	$ 3,933	$ 2,879	$ 2,774	$ 1,949	$ 11,535	$ 1,901	$ 2,111	$ 2,323	$ 2,888	$ 9,222	$ 2,942
NOI Margin	44.5 %	36.6 %	32.4 %	24.0 %	23.1 %	16.5 %	24.1 %	16.2%	17.9%	18.8%	22.3%	18.9 %	22.2%

Significant incremental SHOP NOI opportunity on improving margins to 2021 levels in the mid 30% range

[1] Shaded area reflects periods of operations under different managers prior to the April 1, 2022, SHOP formation and are provided for illustrative purposes.

Senior Housing Operating Portfolio (SHOP) Opportunity

- Prior to the pandemic, the 15-community portfolio that transitioned to SHOP averaged occupancy in the high-80% range which was comparable to NIC MAP IL properties in secondary markets.
- The pandemic, lack of investment, and disruption from multiple management changes have resulted in significant underperformance relative to the industry.
- **Occupancy opportunity**:
    - SHOP monthly occupancy accelerated through much of 2023 and into 2024 from a Feb-23 low of 75.1% to a high of 86.3% in Mar-24. This is still well below the pre-pandemic trend including 89.9% in March 2020.
    - SHOP quarterly 1Q24 occupancy at 85.3% represents a 1,010-bps year-over-year and 210-bps sequential improvement. The quarterly occupancy compares to the NIC MAP IL secondary market properties at 89.4% which demonstrates significant room for occupancy improvement.

SHOP-15 Monthly Occupancy: Mar 20 – Mar 24


89.9%
86.3%
75.1%
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24

SHOP-15 v. NIC MAP Quarterly Occupancy: 1Q 22 – 1Q 24


Senior Housing Operating (SHOP)
NIC MAP® IL Secondary Markets
90.0%
85.0%
80.0%
75.0%
70.0%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Independent Living Secondary markets

Financial Strength Positions NHI for Accretive External Growth

3

(dollars in millions)

NATIONAL HEALTH INVESTORS

Strong Balance Sheet Provides Ample Liquidity for Investment

- Despite significant deferrals and rent restructuring, NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA range
- Maturities in 2024 limited to $75 million in private placement notes due September 2024
- NHI announced investments of $175.1 million in 2022 and 2023 at a weighted average yield of 7.97% and has funded a $15.0 million investment at 8.75% thus far in 2024
- Ample capacity of over $950 million including $452 million on the revolver and $500 million on the ATM
- **Pipeline Opportunity: Current pipeline is greater than $300 million with LOIs submitted on more than $100 million. The average initial yield on the pipeline is more than 8.0%.**



Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
$75
$75
$326
$76
$200
$50
$700
$451.5
$248.5
$100
$100
$400
$400
2024
2025
2026
2027
Thereafter

Date	Tenant / Borrower	Investment Type	Yield	Investment
1Q 2024	Carriage Crossing	Mortgage loan	8.75%	$ 15.0
4Q 2023	Innovation Senior Living	Mortgage loan	12.00%	$ 1.6
3Q 2023	Capital Funding Group	Mezzanine loan	10.00%	17.2
1Q 2023	Silverado Senior Living	Lease	7.50%	37.5
1Q 2023	Bickford Senior Living [1]	Lease	8.00%	17.3
4Q 2022	Bickford Senior Living [2]	Lease	8.00%	17.2
4Q 2022	Capital Funding Group	Corporate loan	7.25%	42.5
2Q 2022	Encore Senior Living [3]	Lease	7.25%	13.3
1Q 2022	Encore Senior Living	Construction loan	8.50%	28.5
		Total 2022 & 2023	7.97%	$ 175.1
		Total	8.03%	$ 190.1

Net Debt to Annualized Adjusted EBITDA



5.0x
5.0x
4.8x
4.9x
4.9x
4.0x
4.5x
4.7x
4.6x
4.6x
4.4x
4.4x
4.4x
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

[1] Investment funded partially with the satisfaction of a $14.2 million construction loan. NHI also agreed to a $2.5 million credit to Bickford's outstanding deferral balance

[2] Investment funded partially with the satisfaction of a $14.0 million construction loan. NHI also agreed to a $3.0 million credit to Bickford's outstanding deferral balance

[3] Investment funded partially with the satisfaction of a $9.1 million second mortgage

3 Optimization Creating More Invested Capital Efficiency

NATIONAL HEALTH INVESTORS

Optimization Improving ROIC

- Pandemic impacts start in late 2020 with first rent concessions granted
- Dispositions of underperforming properties begins in 2Q21 and included 44 senior housing properties and seven SNFs
- Bickford rent reset and SHOP formation at the beginning of 2Q22
- ROIC improving as dispositions of underperforming assets slow and Normalized FAD stabilizes on solid collections, deferral repayments, limited new concessions, and improving SHOP performance
- 1Q24 ROIC at 8.05% exceeds NHI's weighted average cost of capital



Return on Invested Capital
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
1Q20 8.33%
2Q20 8.27%
3Q20 8.16%
4Q20 8.04%
1Q21 7.92%
2Q21 7.69%
3Q21 7.53%
4Q21 7.30%
1Q22 7.16%
2Q22 7.47%
3Q22 7.58%
4Q22 7.72%
1Q23 7.80%
2Q23 7.65%
3Q23 7.81%
4Q23 7.94%
1Q24 8.05%

Favorable Industry Dynamics: A Pathway For Long Term Growth

NHI
NATIONAL HEALTH INVESTORS

Supply Growth is Slowing

Inventory growth across the care continuum at less than 1.5% is near historic lows


Inventory Growth
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
Senior Housing
Independent Living
Assisted Living

New starts in 1Q 2024 were the lowest since 1Q 2011 and more than 50% below the historical average


Senior Housing: Rolling 4-Quarter Units Started
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Primary & Secondary markets through 1Q 2024.

4 Favorable Industry Dynamics: A Pathway For Long Term Growth

NATIONAL HEALTH INVESTORS

Demand Growth is Surging

The 85+ population is expected to grow by 4.5% annually through 2030 compared to 0.3% in the prior decade



U.S. 85+ Population (in millions)
5.7
0.3% CAGR
5.9
4.5% CAGR
9.1
11.4
2010
2020
2030
2040

Absorption is at historically high levels which has resulted in the highest ever number of occupied senior housing units



Absorption
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
Senior Housing
Independent Living
Assisted Living

Source: University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through 1Q 2024.

Definitions

ADJUSTED EBITDA & EBITDARM

NHI considers Adjusted EBITDA to be an important supplemental measure because it provides information which is used to evaluate the Company's performance and serves as an indication of the ability to service debt. NHI defines Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes NHI's proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use the Company's definition of Adjusted EBITDA, caution should be exercised when comparing NHI's Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NET OPERATING INCOME

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. NHI defines NOI as total revenues, less tenant reimbursements and property operating expenses. The Company believes NOI provides investors relevant and useful information as it measures the operating performance of properties at the property level on an unleveraged basis. NHI uses NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. NHI defines occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in the SHOP segment. NHI defines RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.



Appendix: Senior Housing & SNF Dispositions

(dollars in thousands)

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Annualized Cash NOI	Implied Cash Rent Yield	Implied Cash NOI Yield	EBITDARM Coverage [1]
Q2 2021	Bickford Senior Living	247	6	$ 39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q1 2023	BAKA Enterprises	120	1	7,478					
Q1 2023	Bickford Senior Living	45	1	2,553					
Q2 2023	Milestone Retirement	76	2	3,803					
Q2 2023	Chancellor Health Care	25	1	2,355					
Q2 2023	Chancellor Health Care	64	1	7,633					
Q2 2023	Milestone Retirement	25	1	1,602					
Q2 2023	Chancellor Health Care	227	1	23,724					
Q3 2023	Chancellor Health Care	29	1	2,923					
Q4 2023	Senior Living Management	90	3	5,382					
	Total Senior Housing	3,468	44	$ 353,835	$ 39,382	$ 11,182	11.1%	3.2%	0.57x
Q3 2022	National Healthcare Corp [2]	780	7	43,686					
	Total Senior Housing & SNF	4,248	51	$ 397,521					

[1] Assumes 5% management fee and $500 per unit capex.

[2] NHC disposition only included in Units, Properties and Net Proceeds.

*Subsequent to the end of Q1 2024, NHI sold two properties for net cash proceeds of $4.6 million.

Reconciliations: FFO, Normalized FFO, Normalized FAD

	Three Months Ended March 31,	
(unaudited, $ in thousands, except share and per share amounts)	2024	2023
Net income attributable to common stockholders	$ 30,915	$ 34,484
Elimination of certain non-cash items in net income:		
Real estate depreciation	17,309	17,518
Real estate depreciation related to noncontrolling interests	(411)	(396)
Gains on sales of real estate, net	(100)	(1,397)
Impairments of real estate	-	338
NAREIT FFO attributable to common stockholders	**47,713**	**50,547**
Non-cash write-offs of straight-line receivable	786	-
Non-cash rental income	-	(2,500)
Normalized FFO attributable to common stockholders	**48,499**	**48,047**
Non-cash lease revenue adjustments, net	114	(1,827)
Non-real estate depreciation, net	164	89
Amortization of debt issuance costs and discounts, net	820	606
Adjustments related to equity method investments, net	(513)	(295)
Recurring capital expenditures, net	(554)	(469)
Equity method investment non-refundable fees received	280	239
Normalized AFFO attributable to common stockholders	48,810	46,390
Note receivable credit loss expense (benefit)	10	(756)
Non-cash share-based compensation	2,155	2,105
Normalized FAD attributable to common stockholders	**50,975**	**47,739**
BASIC		
Weighted average common shares outstanding	43,388,841	43,388,742
NAREIT FFO attributable to common stockholders per share	$ 1.10	$ 1.16
Normalized FFO attributable to common stockholders per share	$ 1.12	$ 1.11
DILUTED		
Weighted average common shares outstanding	43,424,550	43,391,429
NAREIT FFO attributable to common stockholders per share	$ 1.10	$ 1.16
Normalized FFO attributable to common stockholders per share	$ 1.12	$ 1.11

Reconciliations: Net Operating Income

	Three Months Ended March 31,	
(unaudited, $ in thousands)	2024	2023
NOI Reconciliations:		
Net income	$ 30,657	$ 34,183
Gains from equity method investment	(166)	-
Gains on sales of real estate, net	(100)	(1,397)
Loan and realty losses (gains)	10	(418)
General and administrative	5,642	5,653
Franchise, excise and other taxes	(187)	183
Legal	236	122
Interest	14,869	14,027
Depreciation	17,505	17,617
Consolidated net operating income (NOI)	**$ 68,466**	**$ 69,970**
NOI by segment:		
Real Estate Investments	$ 65,396	$ 67,988
SHOP	2,942	1,901
Non-Segment/Corporate	128	81
Total NOI	**$ 68,466**	**$ 69,970**

Reconciliations: Adjusted EBITDA

NATIONAL HEALTH INVESTORS

	Three Months Ended March 31,	
($ in thousands)	2024	2023
Net income	$ 30,657	$ 34,183
Interest expense	14,869	14,027
Franchise, excise, and other taxes	(187)	183
Depreciation	17,505	17,617
NHI's share of EBITDA adjustments for unconsolidated entities	719	495
Gains on sales of real estate, net	(100)	(1,397)
Impairment of real estate	-	338
Non-cash write-off of straight-line rent receivable	786	-
Non-cash rental income	-	(2,500)
Note receivable credit loss	10	(756)
Adjusted EBITDA	**$ 64,259**	**$ 62,190**
	-	-
Interest expense at contractual rates	$ 14,088	$ 13,440
Principal payments	105	103
Fixed Charges	**$ 14,193**	**$ 13,543**
Fixed Charge Coverage	4.5x	4.6x
Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$ 1,139,266	
Less: cash and cash equivalents	(11,357)	
Consolidated Net Debt	$ 1,127,909	
Adjusted EBITDA	$ 64,259	
Annualizing Adjustment	192,777	
Annualized impact of recent investments	842	
Annualized Adjusted EBITDA	**$ 257,878**	
Consolidated Net Debt to Adjusted EBITDA	4.4x	

Reconciliations: ROIC

NATIONAL HEALTH INVESTORS

(dollars in thousands)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24
Total Assets	$ 3,167,835	$ 3,166,971	$ 3,139,273	$ 3,120,346	$ 3,183,273	$ 3,077,445	$ 2,912,177	$ 2,838,876	$ 2,802,503	$ 2,587,291	$ 2,508,785	$ 2,507,424	$ 2,533,230	$ 2,498,495	$ 2,499,090	$ 2,488,480	$ 2,478,125
Add: Accumulated Depreciation	534,905	555,762	576,605	597,638	618,299	622,943	593,215	576,668	582,175	593,036	599,423	611,688	625,743	638,631	656,155	673,276	690,790
Less: Straight-line Receivable	(85,629)	(89,090)	(92,418)	(95,703)	(98,354)	(97,723)	(99,895)	(96,198)	(94,739)	(79,697)	(81,959)	(76,895)	(79,103)	(82,295)	(83,549)	(84,713)	(84,257)
Invested Capital	$ 3,617,111	$ 3,633,643	$ 3,623,460	$ 3,622,281	$ 3,703,218	$ 3,602,665	$ 3,405,497	$ 3,319,346	$ 3,289,939	$ 3,100,630	$ 3,026,249	$ 3,042,217	$ 3,079,870	$ 3,054,831	$ 3,071,696	$ 3,077,043	$ 3,084,659
Normalized FAD	$ 59,545	$ 60,925	$ 60,270	$ 59,003	$ 59,551	$ 52,839	$ 51,173	$ 45,911	$ 52,669	$ 56,279	$ 47,378	$ 44,712	$ 47,739	$ 44,586	$ 48,171	$ 47,347	$ 50,975
Add: Contractual Interest	13,003	12,832	11,907	11,537	12,230	12,188	12,085	11,668	9,558	10,262	10,821	11,847	13,440	13,612	14,387	14,164	14,088
FAD before contractual interest	$ 72,548	$ 73,757	$ 72,177	$ 70,540	$ 71,781	$ 65,027	$ 63,258	$ 57,579	$ 62,227	$ 66,541	$ 58,199	$ 56,559	$ 61,179	$ 58,198	$ 62,558	$ 61,511	$ 65,063
TTM Invested Capital	$ 3,425,064	$ 3,511,852	$ 3,555,284	$ 3,593,428	$ 3,639,943	$ 3,637,053	$ 3,591,424	$ 3,530,601	$ 3,464,133	$ 3,343,616	$ 3,228,332	$ 3,155,676	$ 3,107,781	$ 3,060,759	$ 3,054,973	$ 3,065,131	$ 3,073,620
TTM Normalized FAD plus contractual interest	$ 285,423	$ 290,548	$ 290,094	$ 289,023	$ 288,256	$ 279,525	$ 270,606	$ 257,645	$ 248,091	$ 249,605	$ 244,546	$ 243,526	$ 242,479	$ 234,136	$ 238,495	$ 243,447	$ 247,329
ROIC	8.33%	8.27%	8.16%	8.04%	7.92%	7.69%	7.53%	7.30%	7.16%	7.47%	7.58%	7.72%	7.80%	7.65%	7.81%	7.94%	8.05%